UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GrowLife, Inc.
(Name of Registrant as Specified in Its Charter)

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GROWLIFE, INC.
11335 NE 122nd Way, Suite 105
Kirkland, WA 98034
(866) 781-5559

September 24, 2021

Dear Stockholders:

We are pleased to invite you to attend our 2021 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Friday, November 5, 2021 at 12:00 p.m., local time, at 895 Dove Street, Suite 300, Newport Beach, CA 92660.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2020 Annual Report to Stockholders (the “Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2021 Annual Meeting section of our website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Growlife, Inc. We look forward to seeing you at our Annual Meeting.

Sincerely,
Michael E. Fasci
Secretary

GROWLIFE, INC.
11335 NE 122nd Way, Suite 105
Kirkland, WA 98034
(866) 781-5559

Notice of the 2021 Annual Meeting of Stockholders

Date:
November 5, 2021,

Time:
12:00 P.M. Local Time

Location:
895 Dove Street, Suite 300, Newport Beach, CA 92660

Proposals:
1. To elect three nominees to serve on the Board until the 2022 Annual Meeting of Stockholders;

2. To adopt and approve the Second Amended and Restated 2017 Stock Incentive Plan to increase the shares issuable under the plan from 1,333,333 to 75,000,000 shares;

3. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock, by a ratio of not less than 1-for-10 and not more than 1-for-150, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors;

4. To approve an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock (“Common Stock”) from 120,000,000 to 750,000,000 shares;

5. To ratify the appointment of BPM LLP of Walnut Creek, California as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

6. To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Who Can Vote:
Stockholders of record at the close of business on September 20, 2021.

How You Can Vote:
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2020 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2020, are available at www.growlifeinc.com

Who May Attend:
Only persons with evidence of stock ownership or who are guests of the Company may attend the Annual Meeting. Photo identification is required (a valid driver’s license or passport is preferred).

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If your shares are registered in your name, you must bring the proxy card.

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If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of such shares.

By authorization of the Board of Directors,
Michael E. Fasci
Secretary
Kirkland, WA
September 24, 2021

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about September 24, 2021.

In this proxy statement, the words “Growlife” “the company,” “we,” “our,” “ours,” “us” and similar terms refer to Growlife, Inc. and its subsidiaries, unless the context indicates otherwise,

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Proxy is Greatly Appreciated.

PROXY STATEMENT FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS OF
GROWLIFE, INC.

TO BE HELD ON NOVEMBER 5, 2021

Solicitation

This Proxy Statement, the accompanying proxy card and the Annual Report to Stockholders of Growlife, Inc. (the “Company”) are being distributed and made available on or about September 24, 2021. The Board of Directors (the “Board”) of the Company is soliciting your proxy to vote your shares at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on all matters that will be presented at the Annual Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held November 5, 2021.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and Growlife, Inc.’s Annual Report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are both available at www.growlifeinc.com.

What is a proxy and why am I receiving these materials?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Company the authority to vote your shares in the manner you indicate on your proxy card.

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Growlife’s 2021 Annual Meeting of Stockholders (Annual Meeting), which will take place on Friday, November 5, 2021 at 12:00 p.m., local time, at 895 Dove Street, Suite 300, Newport Beach, CA 92660. You are invited to attend the Annual Meeting if you were a Growlife stockholder as of the close of business on September 20, 2021, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (SEC) rules and that is designed to assist you in voting your shares.

What is included in the proxy materials?

The proxy materials include:

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Our proxy statement for the Annual Meeting;

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Our 2020 Annual Report to Stockholders (Annual Report), which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020; and

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The proxy card or a voting instruction form for the Annual Meeting.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, an amendment to our Certificate of Incorporation to increase authorized stock, a reverse split, ratification of the appointment of our auditor, and certain other required information.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

I share an address with another stockholder and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations:	Email: info@growlifeinc.com	(866) 781-5559
Growlife, Inc.
11335 NE 122nd Way, Ste105,
Kirkland, WA 98034

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How can I access the proxy materials over the Internet?

The Notice, proxy card or voting instruction form will contain instructions on how to:

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View our proxy materials for the Annual Meeting on the Internet and vote your shares; and

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Instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://www.growlifeinc.com/investors/

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company at the close of business on our record date of September 20, 2021.

How many shares of Common Stock may vote at the Meeting?

As of September 20, 2021, there were 95,149,997 shares of common stock outstanding and entitled to vote. We do not anticipate any material changes in the number of common stock shares issued and outstanding as of September 20, 2021 entitled to vote. Each share of common stock is entitled to one vote on each matter presented.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with Direct Transfer LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

Can I vote my shares in person at the Annual Meeting?

If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Annual Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —
✓ FOR the election of all three nominees to serve on the Board until the 2022 Annual Meeting of Stockholders;

Proposal 2 —
✓ FOR the adoption of the Second Amended and Restated 2017 Stock Incentive Plan to increase the shares issuable under the plan from 1,333,333 to 75,000,000 shares;

Proposal 3 —
✓ FOR the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the common stock, by a ratio of not less than 1-for-10 and not more than 1-for-150, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors;

Proposal 4 —
✓ FOR the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 240,000,000 to 750,000,000shares;

Proposal 5 —
✓ FOR ratifying the appointment of BPM LLP of Walnut Creek, California as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

Proposal 6 —
✓ To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

What are my choices when voting?

Proposal 1 —
You may cast your vote in favor of electing the nominees as directors or vote against or withhold your vote with respect to one or more individual nominees.

Proposal 2 to 5 —
You may cast your vote in favor of or against each proposal, or you may abstain from voting your shares.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the named proxies will vote your shares as follows, in accordance with the recommendations of the Board:

Proposal 1 —
FOR the election of all three nominees to serve on the Board until the 2022 Annual Meeting of Stockholders;

Proposal 2 —
FOR the adoption of the First Amended and Restated 2017 Stock Incentive Plan to increase the shares issuable under the plan from 1,333,333 to 75,000,000 shares;

Proposal 3 —
FOR the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the common stock, by a ratio of not less than 1-for-10 and not more than 1-for-150, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors;

Proposal 4 —
FOR the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock from 240,000,000 to 750,000,000 shares

Proposal 5 —
FOR ratifying the appointment of BPM LLP of Walnut Creek, California as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

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By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

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By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

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By attending the Annual Meeting and voting your shares in person.

What vote is required to approve or ratify each proposal? How are votes withheld, abstentions and broker non-votes treated?

Proposal 1 requires a plurality of the votes cast to elect a director. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on this proposal.

Proposals 3 and 4 require the affirmative vote of a majority of the outstanding shares. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

Proposal 2 and 5 require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting. Abstentions and broker non-votes will not be counted for voting purposes, and thus, will not affect the outcome of the vote on this proposal.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (866) 781-5559.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of September 9, 2021, the name, age, and position of each executive officer and director and the tenure in office of each director of the Company.

Business Experience Descriptions

Set forth below is certain biographical information regarding each of our executive officers and directors.

Marco Hegyi – Mr. Hegyi joined GrowLife as its President and a Member of its Board of Directors on December 9, 2013 and was appointed as Chairman of the Nominations and Governance Committee and a member of the Compensation Committee on June 3, 2014.  Mr. Hegyi was appointed as CEO and Chairman of GrowLife effective on April 1, 2016. On October 23, 2017, Mr. Hegyi was appointed as Chairman of GrowLife, Chairman of the Nominations and Governance Committee or a member of the Compensation Committee. Effective December 6, 2018, Mr. Hegyi serves as Chairman of the Board, a Member of the Board of Directors, Chief Executive Officer, President, Interim Audit Committee Chairman and as a Member of the Compensation and Nominations and Governance Committees.

Mr. Hegyi served as an independent director of Know Labs, Inc., fka Visualant, Inc. from February 14, 2008 and as Chairman of the Board from May 2011 and served at the Chairman of the Audit and Compensation committees until his departure on February 2015. Mr. Hegyi was a principal with the Chasm Group from 2006 to January 2014, where he provided business consulting services.  As a management consultant, Mr. Hegyi applied his extensive technology industry experience to help early-stage companies and has been issued 10 US patents.

Prior to working as a consultant in 2006, Mr. Hegyi served as Senior Director of Global Product Management at Yahoo! Prior to Yahoo!, Mr. Hegyi was at Microsoft from 2001 to 2006 leading program management for Microsoft Windows and Office beta releases aimed at software developers.  While at Microsoft, he formed new software-as-a-service concepts and created operating programs to extend the depth and breadth of the company’s unparalleled developer eco-system, including managing offshore, outsource teams in China and India, and being the named inventor of an issued Microsoft patent for a business process in service delivery.

During Mr. Hegyi’s career, he has served as President and CEO of private and public companies, Chairman and director of boards, finance, compensation and audit committee chair, chief operating officer, vice-president of sales and marketing, senior director of product management, and he began his career as a systems software engineer.

Mr. Hegyi earned a Bachelor of Science degree in Information and Computer Sciences from the University of California, Irvine, and has completed advanced studies in innovation marketing, advanced management, and strategy at Harvard Business School, Stanford University, UCLA Anderson Graduate School of Management, and MIT Sloan School of Management.

Mr. Hegyi’s prior experience as Chairman and Chief Executive Officer of public companies, combined with his advanced studies in business management and strategy, were the primary factors in the decision to add Mr. Hegyi to the Company’s Board of Directors.

Michael E. Fasci – Mr. Fasci joined GrowLife as a Member of its Board of Directors on October 27, 2015 and was appointed Audit Committee Chairman on November 11, 2015. On April 1, 2016, Mr. Fasci was appointed as the Secretary of the Company, but resigned on February 14, 2017. On October 23, 2017, Mr. Fasci was appointed Chairman of the Board. In December 2018, Mr. Fasci resigned from the Board of Directors. Mr. Fasci was appointed Chief Financial Officer on January 1, 2021. On January 5, 2021 Mr. Fasci was appointed to the Company’s Board of Directors as well as to the Company’s Compensation Committee. On January 12, 2021 Mr. Fasci was appointed Secretary of the Company.

Mr. Fasci is a 30-year veteran in the finance sector having served as an officer and director of many public and private companies. From 2013 to 2017, Mr. Fasci owns and operated Process Engineering Services, Inc., an engineering consulting company as well as worked as a financial consultant for TCA Global Fund, a Mutual Fund located in Aventura, Florida. Mr. Fasci is a seasoned operator across various industries and has served in both CEO and CFO capacities for both growth and turnaround situations. Mr. Fasci began his career as a field engineer and then manager of various remediation filtration and environmental monitoring projects globally before focusing his efforts on the daily operations, accounting and financial reporting and SEC compliance of the numerous companies he has served. Mr. Fasci resides in Bonita Springs, Florida and studied Electrical Engineering at Northeastern University.

Mr. Fasci was appointed to the Board of Directors based on his financial, SEC and governance skills.

Thom Kozik- Thom Kozik joined GrowLife as a Member of its Board of Directors on October 5, 2017 and was appointed a member of the Audit Committee on October 23, 2017. Mr. Kozik was appointed to the Nominations & Governance and Compensation Committees and serves on the Audit Committee as of December 6, 2018. From 2013 through 2014, Mr. Kozik served as Chief Operating Office of Omnia Media in Los Angeles, a leading YouTube Multichannel Network delivering over 1 billion monthly video views, and almost 70 million global Millennial subscribers. Thom assisted the company’s CEO/founder in building the team, refining product strategy, and securing additional funding. In December 2014, Mr. Kozik took on the role of VP, Global Marketing/Loyalty for Marriott International, having been recruited to fundamentally transform the hospitality industry’s longest-running loyalty program. Thom also led the merging of two of the industry’s most powerful programs with Marriott’s acquisition of Starwood Hotels & Resorts in 2016. From March 1, 2018 to January 2020, Mr. Kozik served as Chief Commercial Officer of Loyyal Corporation, a technology firm providing services to enterprise clients in the Travel & Hospitality sector. In his decades of experience with corporations such as Marriott International, Microsoft, Yahoo, and Atari, along with several startups, he has held executive roles in marketing, business development, and product development. Over the past decade Kozik’s core focus has been the behavioral economics of online consumers and communities, and methods to maximize their lifetime value, and leveraging technology to reduce acquisition costs while increasing retention.

Mr. Kozik was appointed to the Board of Directors based on his marketing and product brand skills.

Joseph Barnes- Mr. Barnes was appointed President of GrowLife Hydroponics, Inc. on August 16, 2017 and was appointed Senior Vice President of Business Development for GrowLife, Inc. on October 10, 2014. Mr. Barnes joined GrowLife in 2010 and is responsible for all GrowLife Hydroponics operations.

Mr. Barnes made the progressive and entrepreneurial decision to work with GrowLife after seeing the agricultural benefits of indoor growing. He is deeply passionate about clean and sustainable grows and has deep relationships with many trusted cultivators. He holds extensive knowledge of indoor growing methods with concentrating on maximizing the yields for clean and healthy crops.

Certain Significant Employees

There are no significant employees required to be disclosed under Item 401(c) of Regulation S-K.

Family Relationships

There are no family relationships among our directors and executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years, to the best of our knowledge:

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Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

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Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

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Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

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Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

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Engaging in any type of business practice; or

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Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

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Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

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Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

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Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

CORPORATE GOVERNANCE

Code of Conduct and Ethics

We have adopted conduct and ethics standards titled the Code of Conduct and Ethics (the “Code of Conduct”) on May 15, 2014, which are available at www.growlifeinc.com. The Code of Conduct was also filed as an exhibit to the Company’s Form 8-K filed and with the SEC on June 9, 2014. These standards were adopted by the Board to promote our transparency and integrity. The standards apply to the Board, executives and employees. Waivers of the requirements of the Code of Conduct or associated polices with respect to members of the Board or executive officers are subject to approval of the full Board.

Our Code of Conduct includes the following:

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promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

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promotes the full, fair, accurate, timely and understandable disclosure of the Company’s financial results in accordance with applicable disclosure standards, including, where appropriate, standards of materiality;

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promotes compliance with applicable SEC and governmental laws, rules and regulations;

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deters wrongdoing; and

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requires prompt internal reporting of breaches of, and accountability for adherence to, the Code of Conduct.

On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Pursuant to the Code of Conduct, the Audit Committee and the Board are charged with resolving any conflict of interest involving management, the Board and employees on an ongoing basis.

Review and Approval of Related Person Transactions

We have operated under a Code of Conduct for many years. Our Code of Conduct requires all employees, officers and directors, without exception, to avoid the engagement in activities or relationships that conflict, or would be perceived to conflict, with our interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review and approval to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to the Company than could be obtained from an unrelated person.

The Audit Committee is responsible for reviewing and approving all transactions with related persons. We have not adopted a written policy for reviewing related person transactions. We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed.

Director Independence

The Board has affirmatively determined that Thom Kozik is an independent director as of December 31, 2020 and September 20, 2021. For purposes of making that determination, the Board used NASDAQ’s Listing Rules even though the Company is not currently listed on NASDAQ.

Communication with the Board or Members Thereof

Our directors are easily accessible by postal mail. Any matter intended for the Board, or for any individual member or members of the Board, can be directed to our Chief Executive Officer or Chief Financial Officer with a request to forward the same to the intended recipient. Alternatively, stockholders can direct correspondence to the Board, or any of its members, in care of the Company at 11335 NE 122nd Way, Suite 105, Kirkland, WA 98034. The Company will direct the correspondence to the directors. All such communications will be forwarded to the intended recipient unopened.

Nominations for Directors

Identifying Candidates

The Nominations and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominations and Governance Committee considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominations for directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Nominations and Governance Committee to assess his or her qualifications. Nominations must be addressed to the Chairman of the Nominations and Governance Committee in care of the Secretary of the Company at the Company’s headquarters address listed below, and must be received no later than December 31, 2021, in order to be included in the proxy statement for the next annual election of directors.

Chairman of the Nominations and Governance Committee, ,GrowLife, Inc. at 11335 NE 122nd Way, Suite 105, Kirkland, WA 98034

Qualifications

The Nominations and Governance Committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential director candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership.

The Board has developed a group of criteria, which are designed to describe what qualities and characteristics are desired for the Board as a whole. The full Board conducts an annual self-evaluation of its membership with respect to the criteria. The purpose of this evaluation is to help ensure the Board remains comprised of members fulfilling the desired complement of talents and expertise for the Board as a whole. No single director is expected to have each criterion. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

The criteria are reviewed annually by the Nominations and Governance Committee and the Board to ensure they remain pertinent and robust. In general, they require that each director:

●
have the highest personal and professional ethics, integrity and values;
●
be able and willing to represent the shareholders’ short and long term economic interests;
●
consistently exercise sound and objective business judgment;
●
be willing to take the necessary time to properly prepare for Board and Committee meetings, at least based upon a thorough review of the material supplied before each Board meeting; and
●
have experience in the areas of business that the Company operates in.

In addition, it is anticipated that the Board as a whole will have individuals with:

●
significant appropriate senior management and leadership experience;
●
a comfort with technology;
●
a long-term and strategic perspective; and
●
the ability to advance constructive debate and a global perspective.

Further, it is important for the Board as a whole to operate in an atmosphere where the chemistry between and among the members contributes to the Board’s success.

Candidate Selection Process

Upon receipt of a stockholder-proposed director candidate, the Chairman of the Nominations and Governance Committee assesses the Board’s needs, primarily whether or not there is a current or pending vacancy or a possible need to be filled by adding or replacing a director. A director profile is prepared by comparing the current list of criteria with the desired state and with the candidate’s qualifications. The profile and the candidate’s submitted information are provided to the Nominations and Governance Committee and the Chairman of the Board for discussion and review at the next Nominations and Governance Committee meeting. During the past fiscal year, the Company did not receive any stockholder-proposed director candidate.

Similarly, if at any time the Nominations and Governance Committee or the Board determines there may be a need to add or replace a director, the Corporate Secretary, the Nominations and Governance Committee Chairman and the Chairman of the Board develop a director profile by comparing the current list of criteria with the desired state. If no candidates are apparent from any source, the Nominations and Governance Committee will determine the appropriate method to conduct a search.

Regardless of how a candidate is brought to the Nominations and Governance Committee’s attention, qualified candidates are asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated. There is no difference in the manner in which the Board evaluates persons recommended by directors, officers or employees and persons recommended by stockholders in selecting Board nominees.

There is no controlling shareholder group.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominations and Governance Committee, and the Compensation Committee. The Committees were formed on June 3, 2014 by the current board of directors. The Audit Committee, Compensation and Nominations and Governance Committees each have one management directors and two independent directors. The table below shows current membership for each of the standing Board committees.

Committees of the Board of Directors

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominations and Governance Committee and the Compensation Committee. The Committees were formed June 3, 2014. The table below shows current membership for each of the standing Board committees.

Audit	Compensation	Nominations and Governance
Marco Hegyi (Interim Chairman) Thom Kozik	Thom Kozik (Chairman) Marco Hegyi Michael E. Fasci(1)	Marco Hegyi (Chairman) Thom Kozik
Audit Committee

(1) joined committee on January 5, 2021

The current Audit Committee has one independent director, and the Chairman is an interim Named Executive Officer. I.

The Audit Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

-
appoint the independent registered accounting firm;

-
review the arrangements for and scope of the audit by independent registered accounting firm;

-
review the independence of the independent registered accounting firm;

-
consider the adequacy and effectiveness of the system of internal accounting and financial controls and review any proposed corrective actions;

-
review and monitor our policies regarding business ethics and conflicts of interest, audit function and internal audit review;

-
discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters, including earnings releases and review of financial statements; and

-
review the activities and recommendations of our accounting department

Nominations and Governance Committee

The Nominations and Governance Committee currently has two members and met two times during the fiscal year that ended on December 31, 2020. Nominations and Governance Committee is comprised of Marco Hegyi (Chairman) our CEO and Thom Kozik, an independent director. The Committee was formed on June 3, 2014. The Amended and Restated Nominations and Governance Committee charter can be found on the Company’s website at www.growlifeinc.com and was filed as Exhibit 99.2 to our Form 8-K filed with the SEC on October 25, 2015.

The Nominations and Governance Committee’s responsibilities, discussed in detail in the charter include, among other duties, the responsibility to:

●
assist the Board in identifying individuals qualified to become Board members, and recommend to the Board the nominees for election as directors at the next annual meeting of stockholders;

●
Assist the Board in determining the size and composition of the Board committees;

●
develop and recommend to the Board the corporate governance principles applicable to the Company; and

●
serve in an advisory capacity to the Board and Chairman of the Board on matters of organization, management succession plans, major changes in the organizational structure of the Company and the conduct of board activities.

Compensation Committee

The Compensation Committee currently has three members and met four times during the fiscal year ended December 31, 2020. The Committee was formed on June 3, 2014. The Compensation Committee is comprised of Marco Hegyi, Michael E. Fasci, and Thom Kozik. The Compensation committee charter can be found on the Company’s website at www.growlifeinc.com and was filed as Exhibit 99.2 to our Form 8-K filed with the SEC on June 9, 2014.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

●
Review and approve corporate goals and objectives relevant to compensation and benefits for the CEO and all other executive officers, evaluating the CEO’s and all other executive officer’s performances in light of those goals and objectives, and recommending to the Board the level of compensation of the CEO and all other executive officers based on such evaluations;

●
Administering the Company’s stock incentive plans, including the review and approval of all stock option, restricted stock or other award grants to executive officers, non-employee directors and consultants/advisors, and the aggregate number of stock options or other awards to be granted to employees;

●
Reviewing, commenting on and recommending to the Board executive compensation plans, programs and policies of the Company or that the Company proposes to adopt;

●
Reviewing and recommended the annual compensation for the Company’s non-employee directors; and

●
Administering the Company’s Stock Incentive Plan, including the review of all stock option, restricted stock, or other award grants pursuant to the plan.

Compensation Committee Interlocks and Insider Participation

Currently, Thom Kozik, independent director, serves as chairman of the Compensation committee. Additionally, each of our executive officers Marco Hegyi and Mike Fasci serve as a members of the board of directors and as members of the compensation committee, until such time as we can identify qualified candidates to occupy the vacancies.

Board Structure and Role in Risk Oversight

The entire Board is responsible for risk oversight. Mr. Marco Hegyi is Chairman of the Board. There is no lead independent director. The Company believes this structure provides acceptable risk oversight by utilizing the skills of each director.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis; Overview of Compensation Program

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by or paid to each of our executive officers named in the Compensation Table on page 18 under “Remuneration of Executive Officers” (the “Named Executive Officers”) who served during the year ended December 31, 2020. This compensation discussion primarily focuses on the information contained in the following tables and related footnotes and narrative for the last completed fiscal year. We also describe compensation actions taken after the last completed fiscal year to the extent that it enhances the understanding of our executive compensation disclosure. The principles and guidelines discussed herein would also apply to any additional executive officers that the Company may hire in the future.

The Compensation Committee of the Board has responsibility for overseeing, reviewing and approving executive compensation and benefit programs in accordance with the Compensation Committee’s charter. The members of the Compensation Committee are Thom Kozik and Marco Hegyi as of December 31, 2021; on January 5, 2021, Mr. Michael Fasci joined the committee. We expect to appoint one to two independent Directors to serve on the Compensation Committee during 2021-2022.

Compensation Philosophy and Objectives

The major compensation objectives for the Company’s executive officers are as follows:

●
to attract and retain highly qualified individuals capable of making significant contributions to our long-term success;

●
to motivate and reward named executive officers whose knowledge, skills, and performance are critical to our success;

●
to closely align the interests of our named executive officers and other key employees with those of its shareholders; and

●
to utilize incentive-based compensation to reinforce performance objectives and reward superior performance.

Role of Chief Executive Officer in Compensation Decisions

The Board approves all compensation for the chief executive officer. The Compensation Committee makes recommendations on the compensation for the chief executive officer and approves all compensation decisions, including equity awards, for our executive officers. Our chief executive officer makes recommendations regarding the base salary and non-equity compensation of other executive officers that are approved by the Compensation Committee in its discretion.

Setting Executive Compensation

The Compensation Committee believes that compensation for the Company’s executive officers must be managed to what we can afford and in a way that allows for us to meet our goals for overall performance. During 2020 and 2019, the Compensation Committee and the Board compensated its Chief Executive Officers, President and Chief Financial Officer at the salaries indicated in the compensation table. This compensation reflected our financial condition. The Compensation Committee does not use a peer group of publicly-traded and privately-held companies in structuring the compensation packages.

Executive Compensation Components for the Year Ended December 31, 2020

The Compensation Committee did not use a formula for allocating compensation among the elements of total compensation during the year that ended December 31, 2020. The Compensation Committee believes that in order to attract and retain highly effective people it must maintain a flexible compensation structure. For the year that ended December 31, 2020, the principal components of compensation for named executive officers were base salary.

Base Salary

Base salary is intended to ensure that our employees are fairly and equitably compensated. Generally, base salary is used to appropriately recognize and reward the experience and skills that employees bring to the Company and provides motivation for career development and enhancement. Base salary ensures that all employees continue to receive a basic level of compensation that reflects any acquired skills which are competently demonstrated and are consistently used at work.

Base salaries for the Company’s named executive officers are initially established based on their prior experience, the scope of their responsibilities and the applicable competitive market compensation paid by other companies for similar positions. Our officers were compensated as described above based on the financial condition of the Company.

Performance-Based Incentive Compensation

The Compensation Committee believes incentive compensation reinforces performance objectives, rewards superior performance and is consistent with the enhancement of stockholder value. All of the Company’s Named Executive Officers are eligible to receive performance-based incentive compensation. The Compensation Committee did not recommend or approve payment of any performance- based incentive compensation to the Named Executive Officers during the year ended December 31, 2020 based on our financial condition.

Ownership Guidelines

The Compensation Committee does not require our executive officers to hold a minimum number of our shares. However, to directly align the interests of executive officers with the interests of the stockholders, the Compensation Committee encourages each executive officer to maintain an ownership interest in the Company.

Stock Option Program

Stock options are an integral part of our executive compensation program. They are intended to encourage ownership and retention of the Company’s common stock by named executive officers and employees, as well as non-employee members of the Board. Through stock options, the objective of aligning employees’ long-term interest with those of stockholders may be met by providing employees with the opportunity to build a meaningful stake in the Company.

The Stock Option Program assists us by:

-
enhancing the link between the creation of stockholder value and long-term executive incentive compensation;

-
providing an opportunity for increased equity ownership by executive officers; and

-
maintaining competitive levels of total compensation.

Stock option award levels are determined by the Compensation Committee and vary among participants’ positions within the Company. Newly hired executive officers or promoted executive officers are generally awarded stock options, at the discretion of the Compensation Committee, at the next regularly scheduled Compensation Committee meeting on or following their hire or promotion date. In addition, such executives are eligible to receive additional stock options on a discretionary basis after performance criteria are achieved.

Options are awarded at the closing price of our common stock on the date of the grant or last trading day prior to the date of the grant. The Compensation Committee’s policy is not to grant options with an exercise price that is less than the closing price of our common stock on the grant date.

Generally, the majority of the options granted by the Compensation Committee vest quarterly over two to three years of the 5-10-year option term. Vesting and exercise rights cease upon termination of employment and/or service, except in the case of death (subject to a one year limitation), disability or retirement. Stock options vest immediately upon termination of employment without cause or an involuntary termination following a change of control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

The Named Executive Officers received stock option grants and warrants during the year ended December 31, 2020 as outlined below.

Retirement and Other Benefits

We have no other retirement, savings, long-term stock award or other type of plans for the Named Executive Officers.

Perquisites and Other Personal Benefits

During the year ended December 31, 2020, we provided the Named Executive Officers with medical insurance and nominal health club benefits. The Company paid $10,273 in life insurance for Mr. Hegyi and $27,688 in insurance for Mr. Scott. No other perquisites or other personal benefits were provided to Named Executive Officers. The committee expects to review the levels of perquisites and other personal benefits provided to Named Executive Officers annually.
Employment and consulting agreements are discussed below.

Tax and Accounting Implications

Deductibility of Executive Compensation

Subject to certain exceptions, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally denies a deduction to any publicly held corporation for compensation paid to its chief executive officer and its three other highest paid executive officers (other than the principal financial officer) to the extent that any such individual's compensation exceeds $1 million. “Performance-based compensation” (as defined for purposes of Section 162(m)) is not taken into account for purposes of calculating the $1 million compensation limit, provided certain disclosure, shareholder approval and other requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exceptions to Section 162(m). However, we may authorize compensation payments that do not comply with the exceptions to Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer's performance

Accounting for Stock-Based Compensation

We account for stock-based payments including its Stock Option Program in accordance with the requirements of ASC 718, “Compensation-Stock Compensation.”

COMPENSATION COMMITTEE REPORT

The Compensation Committee, sets and administers policies that govern the Company's executive compensation programs, and incentive and stock programs. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Thom Kozik (Chairman)
Marco Hegyi
Michael Fasci

EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICERS

The following table provides information concerning remuneration of the chief executive officer, the chief financial officer and another named executive officer for the years ended December 31, 2020 and 2019:

Summary Compensation Table

				Stock	Non-Equity Incentive Plan	Option	Other
		Salary	Bonus	Awards	Compensation	Awards	Compensation	Total
Principal Position		($)	($)	($) (1)	($)	($)	($)	($)
Marco Hegyi, Chief Executive Officer,	12/31/2020	$275,000	$-	$-	$-	$-	$88,273	$363,273
Chairman of the Board and Director (2)	12/31/2019	$275,000	$20,227	$-	$-	$-	$106,273	$401,500

Mark E. Scott, Former Chief Financial Officer	12/31/2020	$165,000	$-	$-	$-	$-	$27,668	$192,668
and Director (3)	12/31/2019	$165,000	$20,227	$-	$-	$-	$27,357	$212,584

Joseph Barnes,	12/31/2020	$165,000	$-	$-	$-	$-	$-	$165,000
President of GrowLife Hydroponics, Inc. (4)	12/31/2019	$165,000	$20,227	$-	$-	$-	$-	$185,227

(1)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

(2)
Mr. Hegyi was paid a salary of $275,000 during the years ended December 31, 2020 and 2019, respectively. Mr. Hegyi received a discretionary bonus of $20,227 during the year ended December 31, 2019. We paid life insurance of $10,273 for Mr. Hegyi during the years ended December 31, 2020 and 2019, respectively. On October 15, 2018, Mr. Hegyi received Warrants to purchase up to 320,000 shares of our common stock at an exercise price of $1.80 per share and which vest on October 15, 2018, 2019 and 2020. The Warrants are exercisable for 5 years. The warrants were valued at $192,000. The Company recorded compensation expense of $78,000 and $96,000 for the years ended December 31, 2020 and 2019, respectively.

(3)
 Mr. Scott resigned from the Board of Directors effective December 15, 2020 and as Chief Financial Officer as of December 31, 2020. Mr. Scott was paid a salary of $165,000 during the years ended December 31, 2020 and 2019, respectively. Mr. Scott received a discretionary bonus of $20,227 during the year ended December 31, 2019. Mr. Scott was reimbursed $27,668 and $27,357 for insurance expenses during the years ended December 31, 2020 and 2019, respectively.

(4)
Mr. Barnes was paid a salary of $165,000 during the years ended December 31, 2020 and 2019, respectively. Mr. Barnes received a discretionary bonus of $20,227 during the year ended December 31, 2019.

Grants of Stock Based Awards during the year ended December 31, 2020

The Compensation Committee did not grant any stock-based awards or performance-based incentive compensation to the Named Executive Officers for the year ended December 31, 2020.

Outstanding Equity Awards as of December 31, 2020

The Named Executive Officers had the following outstanding equity awards as of December 31, 2020:

	Number of	Number of	Number of			Shares or	Value	Shares,	Shares,
	Securities	Securities	Securities			Units	of Shares or	Units or	Units, or
	Underlying	Underlying	Underlying			of Stock	Units of	Other	Other
	Unexercised	Unexercised	Unexercised	Option		That Have	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Not	Have Not	Have Not	Have
	Exercisable	Unexerciseable	Options	Price	Expiration	Vested	Vested	Vested	Not Vested
Name	(#)	(#)	(#)	($) (1)	Date	(#)	($)	(#)	($)
Marco Hegyi	-	-	-	$-		-	$-	-	$-
Mark E. Scott (2)	26,667	-	-	$1.500	7/1/2022	-	$-	-	$-
	80,000	-	-	$0.900	10/15/2022	-	$-	-	$-
	88,889	44,444	-	$1.800	10/23/2023	-	$-	-	$-
Joseph Barnes (3)	53,333	-	-	$1.500	10/10/2022	-	$-	-	$-
	66,667	-	-	$1.050	10/25/2022	-	$-	-	$-
	80,000	40,000	-	$1.800	10/23/2023	-	$-	-	$-

(1)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.
(2)
On October 15, 2018, an entity controlled by Mr. Scott was granted an option to purchase 133,333 shares of common stock at an exercise price of $1.80 per share. The stock option grant vests quarterly over three years and is exercisable for 5 years. The stock option grants were valued at $40,000. Mr. Scott resigned from the Board of Directors effective December 15, 2020 and as Chief Financial Officer as of December 31, 2020.
(3)
On October 15, 2018, Mr. Barnes was granted an option to purchase 120,000 shares of common stock at an exercise price of $1.80 per share. The stock option grant vests quarterly over three years and is exercisable for 5 years. The stock option grant was valued at $36,000.

Option Exercises and Stock Vested for the year ended December 31, 2020

Mssrs. Hegyi, Scott and Barnes did not have any option exercised during the year ended December 31, 2020.

Pension Benefits

We do not provide any pension benefits.

Nonqualified Deferred Compensation

We do not have a nonqualified deferral program.

EMPLOYMENT AND CONSULTING AGREEMENTS

Employment Agreement with Marco Hegyi

On October 15, 2018, the Board of Directors approved an Employment Agreement with Marco Hegyi pursuant to which we engaged Mr. Hegyi as its Chief Executive Officer through October 15, 2021.

Mr. Hegyi’s annual compensation is $275,000. Mr. Hegyi is also entitled to receive an annual bonus equal to four percent (4%) of the Company’s EBITDA for that year. The annual bonus shall be paid no later than 31 days following the end of each calendar year.

Mr. Hegyi received 320,000 warrants in October 2018 as follows: (i) Warrant to purchase up to 106,667 shares of our common stock at an exercise price of $1.80 per share which vested immediately: and (ii) two Warrants to purchase up to 106,667 shares of our common stock at an exercise price of $1.80 per share. One warrant for 106,667 shares of our common stock vested on October 15, 2019. Additional warrants for 106,667 shares of our common stock vest on October 15, 2020 and 2021, respectively. The Warrants are exercisable for 5 years.

Mr. Hegyi is entitled to participate in all group employment benefits that are offered by us to its senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. In addition, we will purchase and maintain during the Term an insurance policy on Mr. Hegyi’s life in the amount of $2,000,000 payable to Mr. Hegyi’s named heirs or estate as the beneficiary.

If we terminate Mr. Hegyi’s employment at any time prior to the expiration of the Term without Cause, as defined in the Employment Agreement, or if Mr. Hegyi terminates his employment at any time for “Good Reason” or due to a “Disability”, Mr. Hegyi will be entitled to receive (i) his Base Salary amount through the end of the Term; and (ii) his Annual Bonus amount for each year during the remainder of the Term.

Employment Agreement with Michael Fasci

On January 1, 2021, the Compensation Committee of the GrowLife, Inc. (the “Company”) entered into an Employment Agreement with Michael Fasci to serve as the Company’s Chief Financial Officer through December 31, 2023. Mr. Fasci formerly served as Chairman of the Board.

Mr. Fasci’s shall receive an annual salary of $165,000 and may earn an annual bonus equal to two percent (2%) of the Company’s EBITDA for that year. Mr. Fasci was also granted an option to purchase 500,000 shares of the Company’s Common Stock under the Company’s 2018 Stock Incentive Plan at an exercise price of $0.12 per share (“Option”). The Option vests quarterly over three years, has a five-year life and allows for a cashless exercise. The stock option grant is subject to the terms and conditions of the Company’s Stock Incentive Plan, including vesting requirements.

In the event that Mr. Fasci’s continuous status as employee to the Company is terminated by the Company without Cause or Mr. Fasci terminates his employment with the Company for Good Reason as defined in the Fasci Agreement, in either case upon or within twelve months after a Change in Control as defined in the Company’s Stock Incentive Plan, then 100% of the total number of Shares shall immediately become vested.

Mr. Fasci is entitled to participate in all group employment benefits that are offered by the Company to the Company’s senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements.

If the Company terminates Mr. Fasci’s employment at any time prior to the expiration of the Term without Cause, as defined in the Employment Agreement, or if Mr. Fasci terminates his employment at any time for “Good Reason” or due to a “Disability”, Mr. Fasci will be entitled to receive (i) his Base Salary amount for ninety days; and (ii) his Annual Bonus amount for each year during the remainder of the Term.

Other terms and conditions are included in and the foregoing description are qualified in their entirety by reference to the full text of the agreements, copies of which are attached to this Current Report on Form 8-K filed January 7, 2021.

Employment Agreement with Joseph Barnes

On October 15, 2018, the Compensation Committee approved an Employment Agreement with Joseph Barnes pursuant to which we engaged Mr. Barnes as President of the GrowLife Hydroponics Company through October 15, 2021. Mr. Barnes’s previous Agreement was cancelled.

Mr. Barnes’s annual compensation is $165,000. Mr. Barnes is also entitled to receive an annual bonus equal to two percent (2%) of the Company’s EBITDA for that year. The annual bonus shall be paid no later than 31 days following the end of each calendar year.

The Board of Directors granted Mr. Barnes an option to purchase 120,000 shares of our Common Stock under the Company’s 2017 Amended and Restated Stock Incentive Plan at an exercise price of $1.80 per share. The Shares vest quarterly over three years. All options will have a five-year life and allow for a cashless exercise. The stock option grant is subject to the terms and conditions of our Amended and Restated Stock Incentive Plan, including vesting requirements. In the event that Mr. Barnes’s continuous status as employee to us is terminated by us without Cause or Mr. Barnes terminates his employment with us for Good Reason as defined in the Barnes Agreement, in either case upon or within twelve months after a Change in Control as defined in our Amended and Restated Stock Incentive, then 100% of the total number of Shares shall immediately become vested.

Mr. Barnes is entitled to participate in all group employment benefits that are offered by us to our senior executives and management employees from time to time, subject to the terms and conditions of such benefit plans, including any eligibility requirements. In addition, the Company is required purchase and maintain an insurance policy on Mr. Barnes’s life in the amount of $2,000,000 payable to Mr. Barnes’s named heirs or estate as the beneficiary. Finally, Mr. Barnes is entitled to twenty days of vacation annually and also has certain insurance and travel employment benefits.

If we terminate Mr. Barnes’s employment at any time prior to the expiration of the Term without Cause, as defined in the Employment Agreement, or if Mr. Barnes terminates his employment at any time for “Good Reason” or due to a “Disability”, Mr. Barnes will be entitled to receive (i) his Base Salary amount for ninety days; and (ii) his Annual Bonus amount for each year during the remainder of the Term.

Potential Payments upon Termination or Change in Control

The Company’s Employment Agreement with Marco Hegyi has provisions providing for severance payments as detailed below.

Executive Payments Upon Separation	For Cause Termination	Early or Normal Retirement	Not for Good Cause Termination 12/31/2020	Change in Control Termination	Disability or Death
Compensation:
Base salary (1)	$-	$-	$455,208	$455,208	$-
Performance-based incentive compensation	$-	$-	$-	$-	$-
Stock options	$-	$-	$-	$-	$-
Benefits and Perquisites: Health and welfare benefits	$-	$-	$-	$-	$-
Accrued vacation pay	$-	$-	$-	$-	$-
Total	$-	$-	$455,208	$455,208	$-

(1) Reflects amounts to be paid upon termination without cause and upon termination in a change of control. There outstanding stock options vests fully vest under certain conditions.

DIRECTOR COMPENSATION

We primarily use stock options grants to incentive compensation to attract and retain qualified candidates to serve on the Board. This compensation reflected the financial condition of the Company. In setting director compensation, we consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by our members of the Board. On February 1, 2018, a director compensation program was implemented. The directors are compensated at up to $60,000 annually and the annual share award is based on the close price on January 31 of that year.

During year ended December 31, 2020, Marco Hegyi and Mr. Scott did not receive any compensation for their service as directors. Mr. Scott resigned from the Board of Directors effective December 15, 2020; Katherine McLain resigned January 5, 2021. The compensation disclosed in the Summary Compensation Table represents the total compensation.

Director Summary Compensation

	Fees Earned or Paid in			Non-Equity Incentive Plan	Non-Qualified Deferred Compensation
	Cash	Stock	Option	Compensation	Earnings	Other
Name	$	Awards (1)	Awards	($)	$	Compensation	Total
Katherine McLain (2)	-	$5,900	-	-	-	$-5,900	345
Thom Kozik (3)	-	5,900	-	-	-	-5,900	345
	$-	$11,800	$-	$-	$-	$- $ 11,800	345

(1)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

(2)
 Ms. McLain resigned from the Board of Directors on January 5, 2021. On April 16, 2020, we issued 20,000 shares of our common stock to Katherine McLain that was valued at $0.295 per share or $5,900.

(3)
On April 16, 2020, we issued 20,000 shares of our common stock to Thom Kozik that was valued at $0.295 per share or $5,900.

Compensation Paid to Board Members

Our independent non-employee directors are not compensated in cash. The only compensation has been in the form of stock awards. There is no stock compensation plan for independent non-employee directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the ownership of our common stock as of September 20, 2021 by:

●
each director and nominee for director;

●
each person known by us to own beneficially 5% or more of our common stock;

●
each officer named in the summary compensation table elsewhere in this report; and

●
all directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The address of each beneficial owner is 11335 NE 122nd Way, Suite 105, Kirkland, WA 98034 and the address of more than 5% of common stock is detailed below.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage (1)
Directors and Named Executive Officers-
Marco Hegyi (2)	520,000	*%
Michael E. Fasci (3)	365,260	*
Thom Kozik (4)	20,000	*
Joseph Barnes (5)	212,000	*
Total Directors and Officers (4 in total)	1,117,260	1.2%

* Less than 1%.

(1) Based on 95,149,997 shares of common stock outstanding as of September 20, 2021.

(2) Reflects the shares beneficially owned by Marco Hegyi, including warrants to purchase 503,333 shares of our common stock.

(3) Reflects the shares beneficially owned by Michael E. Fasci.

(4) Reflects the shares beneficially owned by Thom Kozik.

(5) Reflects the shares beneficially owned by Joseph Barnes, including stock option grants totaling 210,000 shares that Mr. Barnes has the right to acquire.

There were no persons known by us who owns beneficially 5% or more of our common stock as of September 20, 2021.

PROPOSAL 1

Election of Directors

Composition of the Board

Currently, the Board consists of three directors. If elected, each of the director nominees will serve on the Board until the 2022 Annual

Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the three nominees should become unable to serve upon his or her election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the three nominees for election named below will be unable to serve.

Note About New Rules Relating to Broker Voting

Under rules approved by the Securities and Exchange Commission effective as of January 1, 2010, brokers are no longer entitled to use their discretion to vote uninstructed proxies in uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of our Board, it is imperative that you provide your broker with voting instructions.

The nominees for Director are:

●
Marco Hegyi

●
Michael E. Fasci

●
Thom Kozik

The section titled “Directors and Executive Officers” beginning on page 10 of this proxy statement contain information about the experience and qualifications that caused the Nominations and Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

Your Board Recommends That Stockholders Vote FOR All 3 Nominees Listed Above

PROPOSAL 2

To adopt the Growlife, Inc. Second Amended and Restated 2017 Stock Incentive Plan

The Company is asking the shareholders to approve the Growlife, Inc. Second Amended and Restated 2017 Stock Incentive Plan (the “Plan”), the material terms of which are more fully described below. The Board of Directors approved the Second Amended and Restated Plan on September 11, 2021, subject to the shareholder approval solicited by this proxy statement. The Second Amended and Restated Plan will restate the Company’s former 2017 Stock Incentive Plan in its entirety, however, any outstanding awards issued under the 2017 Plan, or any former plan, will continue to be governed by the plan under which they were issued. The purpose of the Second Amended and Restated Plan is to increase the amount of shares reserved for issuance from 1,333,333 to 75,000,000 shares on a presplit basis and to assist the Company and its affiliates in attracting, retaining and providing incentives to employees, directors, consultants and independent contractors who serve the Company and its affiliates by offering them the opportunity to acquire or increase their proprietary interest in the Company and to promote the identification of their interests with those of the shareholders of the Company.

The Second Amended and Restated 2017 Stock Incentive Plan. All terms of the Plan shall remain the same with the exception of the amount of shares reserved for issuance under the Plan which shall be increased from 1,333,333 to 75,000,000 shares.

Description of the 2017 Plan

The Plan permits the grant of Options, Restricted Stock, Restricted Stock Units (“RSUs”) Performance Awards and Other Stock-Based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the Plan, a copy of which is attached hereto as Annex 1. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All Employees, Non-Employee Directors, consultants and independent contractors of the Company and its Affiliates (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of September 20, 2021, the number of employees eligible to participate in the Plan was three, the number of consultants and independent contractors eligible to participate in the Plan was four, and the number of non- employee directors eligible to participate in the Plan was one.

Administration

Except with respect to Awards granted to Non-Employee Directors, the Plan is administered by the Compensation Committee, and if no such committee exists then the Board (the “Committee”). With respect to Awards granted to Non-Employee Directors, the Board of Directors serves as the Committee, unless the Board of Directors appoints another committee or person(s) for such purpose. The Committee has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Committee has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum number of shares of Common Stock that may be issued under the Plan is seventy five million (75,000,000), provided that no more than seven million five hundred thousand (7,500,000) shares may be issued pursuant to Awards that are not Options, and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is seven million five hundred thousand (7,500,000) shares. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. If any shares of Restricted Stock are forfeited, or if any Award terminates, expires or is settled without all or a portion of the shares of Common Stock covered by the Award being issued, such shares will again be available for the grant of additional Awards. Further, if an Option is surrendered pursuant to a “net issuance” as described below, the number of shares covered by the surrendered Option, reduced by the number of shares of Common Stock issued pursuant to the net issuance, will be available for the grant of additional Awards.

Options

The Plan authorizes the grant of Nonqualified Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code and may be granted only to Section 422 Employees. A Section 422 Employee is an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after the adoption of the Plan. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Committee shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Committee, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than the fair market value (110% of the fair market value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) per share on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Committee, except that no Option may be exercised more than ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) after its date of grant. The Committee may permit the exercise of an Option on a “net issuance” basis pursuant to which the Participant surrenders an Option and receives in exchange shares of Common Stock with a fair market value on the date of surrender equal to the difference between (i) the fair market value of the shares subject to the surrendered Option, and (ii) the exercise price of the surrendered Option. The Committee may condition the grant or vesting of an Option on the achievement of one or more Performance Goals, as described below.

Restricted Stock Awards

The Plan authorizes the Committee to grant Restricted Stock Awards. Shares of Common Stock covered by a Restricted Stock Award are restricted against transfer and subject to forfeiture and such other terms and conditions as the Committee determines. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more Performance Goals, as described below.

RSUs

The Plan authorizes the Committee to grant RSU Awards. RSU Awards granted under the Plan are contingent awards of Common Stock (or the cash equivalent thereof). Pursuant to such Awards, shares of Common Stock are issued subject to such terms and conditions as the Committee deems appropriate, including terms that condition the issuance of the shares upon the achievement of one or more Performance Goals, as described below. Unlike in the case of awards of Restricted Stock, shares of Common Stock are not issued immediately upon the award of RSUs, but instead shares of Common Stock (or the case equivalent thereof) are issued upon the satisfaction of such terms and conditions as the Committee may specify, including the achievement of one or more Performance Goals.

Performance Awards

The Plan authorizes the grant of Performance Awards. Performance Awards provide for payments in cash, shares of Common Stock or a combination thereof contingent upon the attainment of one or more Performance Goals established by the Committee. For purposes of the limit on the number of shares of Common Stock with respect to which an Employee may be granted Awards during any fiscal year, a Performance Award is deemed to cover the number of shares of Common Stock equal to the maximum number of shares that may be issued upon payment of the Award. The maximum cash amount that may be paid to any Employee pursuant to all Performance Awards granted to such Employee during a fiscal year may not exceed $250,000.

Other Stock-Based Awards

The Plan authorizes the grant of Other Stock-Based Awards. Other Stock-Based Awards shall cover such number of shares of Common Stock and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

Dividends and Dividend Equivalents

The terms of an Award may, at the Committee’s discretion, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock.

Performance Goals

The terms and conditions of an Award may provide for the grant, vesting or payment of the Award to be contingent upon the achievement of one or more specified Performance Goals established by the Committee. For this purpose, “Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

Capital Adjustments

If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation or the like, the Committee shall substitute or adjust: (a) the number and class of securities subject to outstanding Awards, (b) the type of consideration to be received upon exercise or vesting of an Award, (c) the exercise price of Options, (d) the aggregate number and class of securities for which Awards may be granted under the Plan, and/or (e) the maximum number of Shares with respect to which an Employee may be granted Awards during the fiscal year.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) withholding of shares of Common Stock otherwise issuable, or (c) delivery to the Company by the Participant of unencumbered shares of Common Stock.

Termination and Amendment

The Board of Directors may amend or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Term of the Plan

Unless sooner terminated by the Board of Directors, the Plan will terminate on March 31, 2027. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options. Generally, a Participant who is granted an Incentive Stock Option will not recognize income on the grant or exercise of the Option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a Participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the Participant will recognize ordinary income on the exercise of the Incentive Stock Option in the same manner as on the exercise of a Nonqualified Stock Option, as described below.

The general rule is that gain or loss from the sale or exchange of shares of Common Stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the Participant generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Nonqualified Stock Options, RSUs, Performance Awards and Other Stock-Based Awards. A Participant generally is not required to recognize income on the grant of a Nonqualified Stock Option, RSU, Performance Award or Other Stock-Based Award. Instead, ordinary income generally is required to be recognized on the date the Nonqualified Stock Option is exercised, or in the case of an RSU, Performance Award or Other Stock-Based Award, on the date of payment of such Award in cash and/or shares of Common Stock. In general, the amount of ordinary income required to be recognized is: (a) in the case of a Nonqualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price; and (b) in the case of an RSU, Performance Award or Other Stock-Based Award, the amount of cash and the fair market value of any shares of Common Stock received.

Restricted Stock. Unless a Participant who is granted shares of Restricted Stock makes an election under Section 83(b) of the Code as described below, the Participant generally is not required to recognize ordinary income on the award of Restricted Stock. Instead, on the date the shares vest (i.e. become transferable or no longer subject to a substantial risk of forfeiture), the Participant will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of Restricted Stock on such date over the amount, if any, paid for such shares. If a Participant makes a Section 83(b) election to recognize ordinary income on the date the shares of Restricted Stock are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the Participant will not be required to recognize additional ordinary income when the shares vest.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares of Common Stock granted or awarded under the Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of Common Stock acquired upon exercise of an Incentive Stock Option (a “disqualifying disposition”), a Participant generally will be required to recognize ordinary income upon such disposition.

Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a Participant is required to recognize ordinary income as a result of a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Nonqualified Stock Option (including an Incentive Stock Option that is treated as a Nonqualified Stock Option, as described above), a Restricted Stock Award, an RSU, a Performance Award or an Other Stock-Based Award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the Participant, provided that certain income tax reporting requirements are satisfied.

Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Committee has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Plan is intended to comply with Section 409A of the Code to the extent applicable, and the Committee will administer and interpret the Plan and Awards accordingly.

Securities Authorized for Issuance under Equity Compensation Plans

Description of 2011 Stock Option Plan

In fiscal year 2011, the Company authorized a Stock Incentive Plan whereby a maximum of 18,870,184 shares of the Company’s common stock could be granted in the form of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. On April 18, 2013, the Company’s Board of Directors voted to increase to 35,000,000 the maximum allowable shares of the Company’s common stock allocated to the 2011 Stock Incentive Plan. The Company had outstanding unexercised stock option grants totaling 12,010,000 shares as of December 31, 2016. All grants are non-qualified as the plan was not approved by the shareholders within one year of its adoption.

Description of Amended and Restated 2017 Stock Option Plan (before Second Amendment and Restatement)

On October 23, 2017, the Company’s Shareholders authorized a Stock Incentive Plan whereby a maximum of 100,000,000 shares of the Company’s common stock could be granted in the form of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. On December 6, 2018, the Company’s shareholders authorized the Amended and Restated 2017 Stock Option plan, which increased the maximum to 200,000,000 shares of the Company’s common stock could be granted in the form of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The Company has 1,333,333 shares available for issuance under the First Amended and Restated 2017 Stock Incentive Plan. The Company has outstanding unexercised stock option grants totaling 766,666 shares at an average exercise price of $0.608 per share as of March 31, 2021. The Company filed registration statements on Form S-8 to register 1,333,333 shares of our common stock related to the 2017 Stock Incentive Plan and First Amended and Restated 2017 Stock Incentive Plan.

Determining Fair Value under ASC 505

The Company records compensation expense associated with stock options and other equity-based compensation using the Black-Scholes- Merton option valuation model for estimating fair value of stock options granted under our plan. The Company amortizes the fair value of stock options on a ratable basis over the requisite service periods, which are generally the vesting periods. The expected life of awards granted represents the period of time that they are expected to be outstanding. The Company estimates the volatility of our common stock based on the historical volatility of its own common stock over the most recent period corresponding with the estimated expected life of the award. The Company bases the risk-free interest rate used in the Black Scholes-Merton option valuation model on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award. The Company has not paid any cash dividends on our common stock and does not anticipate paying any cash dividends in the foreseeable future. Consequently, the Company uses an expected dividend yield of zero in the Black-Scholes-Merton option valuation model and adjusts share-based compensation for changes to the estimate of expected equity award forfeitures based on actual forfeiture experience. The effect of adjusting the forfeiture rate is recognized in the period the forfeiture estimate is changed.

Stock Option Activity

The Company had the following stock option transactions during the six months ended June 30, 2021:

On January 1, 2021, Mr. Fasci was also granted an option to purchase 500,000 shares of the Company’s Common Stock under the Company’s 2018 Stock Incentive Plan at an exercise price of $0.12 per share. The Option vests quarterly over three years, has a five-year life and allows for a cashless exercise.

During the six months ended June 30, 2021, executives and employees forfeited stock option grants for 266,667 shares with an exercise price of $1.47 per share.

There are currently 740,000 options to purchase common stock at an average exercise price of $0.576 per share outstanding as of June 30, 2021 under 2017 Stock Incentive Plan and First Amended and Restated 2017 Stock Incentive Plan. The Company recorded $10,559 and $26,879 of compensation expense, net of related tax effects, relative to stock options for the six months ended June 30, 2021 and 2020 and in accordance with ASC 718. As of June 30, 2021, there is approximately $21,408net of forfeitures, of total unrecognized costs related to employee granted stock options that are not vested. These costs are expected to be recognized over a period of approximately 3.92 years.

Stock option activity for the years ended December 31, 2020 and 2019 were as follows:

 The following table summarizes information about stock options outstanding and exercisable at June 30, 2021:

		Weighted			Weighted
		Average	Weighted		Average
Range of	Number	Remaining Life	Average	Number	Exercise Price
Exercise Prices	Outstanding	In Years	Exercise Price	Exercisable	Exercisable
$0.12	500,000	4.75	$0.12	-	$0.12
1.05	66,667	1.05	1.05	66,667	1.05
1.50	53,333	1.50	1.50	136,667	1.50
1.80	120,000	2.75	1.80	100,000	1.80
	740,000	3.92	$0.576	303,334	$1.50

Stock option grants totaling 740,000 shares of common stock had no intrinsic value as of June 30, 2021.

Your Board Recommends That Stockholders Vote FOR To Adopt the Growlife, Inc. Second Amended and Restated 2017 Stock Incentive Plan

PROPOSAL 3

To amend the Company’s Certificate of Incorporation to effect a reverse stock split of the common stock, by a ratio of not less than 1-for-10 and not more than 1-for-150, such ratio and the implementation and timing of such reverse stock split to be determined in the discretion of our board of directors

We are seeking stockholder approval for a proposal to adopt an amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our issued common stock by a ratio of not less than 1-for-10 and not more than 1-for-150, and such ratio and the implementation and timing of such Reverse Stock Split to be determined in the discretion of our board of directors. As further described below, if this proposal is approved, our board of directors may determine to effect the Reverse Stock Split at any time after prior to September 1, 2022.

The Board of Directors strongly believes that the Reverse Stock Split is necessary for the following reasons:

1.
To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy – we do not have sufficient capital with which to run our business and meet our obligations and will need to raise further capital through sale of our equity securities.

2.
To enable repayment of certain convertible debts in shares of Common Stock – we are permitted to repay amounts due under certain debts in shares of our Common Stock based upon certain formulae set forth in the instruments, and in the future we may not have sufficient authorized and unissued shares available with which to repay those obligations with shares of our common stock.

Accordingly, the Board of Directors has unanimously approved a resolution proposing an amendment to our Certificate of Incorporation to allow for the Reverse Stock Split on 240,000,000 to 750,000,000 and directed that it be voted on by our shareholders during the 2021 Annual Meeting.

Our board of directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed ratios for the Reverse Stock Split, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our company and our stockholders.

The Reverse Stock Split will not reduce the number of authorized shares of common stock. The Reverse Split will not change the number of authorized shares of common stock or preferred stock, and it will not change the par value of the common stock or the preferred stock.

The form of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex B to this proxy statement. Approval of the proposal would permit (but not require) our board of directors to effect the Reverse Stock Split by a ratio of not less than 1-for-10 and not more than 1-for-150 with the exact ratio to be set within this range as determined by our board of directors in its sole discretion, provided that the board of directors must determine to effect the Reverse Stock Split and such amendment must be filed with the Secretary of State of the State of Delaware no later than September 1, 2022. The exact ratio of the Reverse Stock Split will be determined by the board of directors prior to the effective time of the Reverse Stock Split and will be publicly announced by us prior to such effective time. We believe that enabling our board of directors to set the ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio of the Reverse Stock Split, if any, following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

●
the historical trading prices and trading volume of our common stock;

●
the number of shares of our common stock outstanding;

●
the then-prevailing trading price and trading volume of our common stock and the anticipated or actual impact of the Reverse Stock Split on the trading price and trading volume for our common stock;

●
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●
prevailing general market and economic conditions.

Reasons for the Reverse Stock Split

The Board of Directors believes that the increased market price of the Common Stock expected as a result of implementing a reverse stock split could improve the marketability and liquidity of the Common Stock and will encourage interest and trading in the Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split

A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

Additionally, the Board of Directors strongly believes that the Reverse Stock Split is necessary for the following reasons:

To provide us with resources and flexibility with respect to our capital sufficient to execute our business plans and strategy – we do not have sufficient capital with which to run our business and meet our obligations and will need to raise further capital through sale of our equity securities. The Board of Directors wishes to increase the number of unused authorized common shares by decreasing the outstanding shares through the reverse stock split without a corresponding decrease in the number of authorized shares. This increase in unused authorized common shares will provide us greater flexibility with respect to our capital structure for various purposes as the need may arise from time to time. These purposes may include: raising capital, establishing strategic relationships with other companies, expanding our business through the acquisition of other businesses or products and providing equity incentives to employees, officers or directors. As we expect that we will seek to raise significant additional capital in future years to fund our operations, we may need to issue a substantial number of shares in connection therewith.

To enable repayment of certain convertible debts in shares of Common Stock – we are permitted to repay amounts due under certain debts in shares of our Common Stock based upon certain formulae set forth in the instruments, and in the future we may not have sufficient authorized and unissued shares available with which to repay those obligations with shares of our common stock.

The Board of Directors does not intend for this transaction to be the first step in a series of plans or Actions of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware and receipt of a notice of effectiveness from FINRA. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our board of directors, in its sole discretion, provided that in no event shall the filling of the certificate of amendment effecting the Reverse Stock Split occur after June 30, 2019. In addition, our board of directors reserves the right, notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate of Incorporation to effect the Reverse Stock Split, or, in the event that the amendment is not effective until a later time, such later time, our board of directors, in its sole discretion, determines that it is no longer in our company’s best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before September 1, 2022, our board of directors will be deemed to have abandoned the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

After the effective date of the proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. Depending on the ratio for the Reverse Stock Split determined by our board of directors a minimum of every 10 and a maximum of every 150 shares of issued common stock will be combined into one new share of common stock. Based on approximately 95,149,997 shares of common stock outstanding as of September 20, 2021, the record date for our annual meeting, immediately following the Reverse Stock Split we would have approximately 9,515,000 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1- for-10, and 634,334 shares of common stock issued and outstanding if the ratio for the Reverse Stock Split is 1-for-50. Any other ratio selected within such range would result in a number of shares of common stock outstanding of between 634,334 and 9,515,000 shares.

The actual number of shares issued and outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the ratio for the Reverse Stock Split that is ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our company, except that, as described below under “Treatment of Fractional Shares.”

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 10 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions in “round lots” of even multiples of 10 shares.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act. Our Common Stock would continue to be reported on OTCQB under the symbol “PHOT”.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

For purposes of implementing the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Treatment of Fractional Shares

No fractional shares would be issued if, as a result of the reverse stock split, a registered stockholder would otherwise become entitled to a fractional share. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the reverse stock split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number.

Effect of the Reverse Stock Split on Employee Plans, Options and Restricted Stock Awards

Pursuant to the various instruments governing our then outstanding restricted stock and stock option awards to purchase common stock, in connection with any Reverse Stock Split, our board of directors will reduce the number of shares of common stock issuable upon the exercise of such restricted stock awards and stock options in proportion to the ratio of the Reverse Stock Split and proportionately increase the exercise price of our outstanding stock options. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise or conversion of outstanding stock awards and stock options will be rounded down to the nearest whole share and the exercise prices will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that the Reverse Stock Split will have, among others, the following material federal income tax effects:

●
A stockholder will not recognize gain or loss on the exchange of Common Stock as a result of the Reverse Stock Split. In the aggregate, the stockholder’s basis in shares will be the same as his or her basis in shares prior to the Reverse Stock Split (including any fractional share deemed received).
●
A stockholder’s holding period for tax purposes for shares of Common Stock will be the same as the holding period for tax purposes of the shares of Common Stock exchanged therefor as a result of the Reverse Stock Split.
●
The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general non-recognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.

The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

Accordingly, stockholders are urged to consult with their tax advisers as to the particular tax consequences to them of the reverse stock split, including the federal, state, local, foreign and other tax consequences and of potential changes in applicable tax laws.

Procedure for Exchange of Stock Certificates

The Reverse Stock Split will become effective as determined by the Board in its discretion at any time after our 2021 Annual Meeting and before September 1, 2022. Upon the effectiveness of the Reverse Stock Split, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Our transfer agent Direct Transfer, LLC, One Glenwood Avenue, Suite 1001, Raleigh, NC, 27603, Phone: 919.744.2722, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “Exchange Agent.” Holders of pre-reverse split shares are asked to surrender to the Exchange Agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s).

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

Your Board Recommends That Stockholders Vote

FOR

Amendment of the Company’s Certificate of Incorporation to effect a reverse stock split of the common stock, by a ratio of not less than 1-for-10 and not more than 1-for-150

PROPOSAL 4

To amend the Company’s Certificate of Incorporation to increase the authorized Common Stock shares from 240,000,000 to 750,000,000shares

The Company has authorized 130,000,000 shares of capital stock, of which 120,000,000 are shares of voting common stock, par value $0.0001 per share, and 10,000,000 are shares of preferred stock, par value $0.0001 per share. As of September 20, 2021, there were 95,149,997 shares of our common stock issued and outstanding. We do not anticipate any material changes in the number of common stock shares issued and outstanding between now and the Record Date.

The approval of the amendment of our certificate of incorporation to authorize the increase of the number of authorized shares of our common stock requires board approval and the affirmative vote of a majority of the outstanding shares of our common stock. On September 11, 2021, the Board of Directors approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 240,000,000 to 750,000,000shares and the implementation and timing of the increase in authorized stock to be determined in the discretion of our board of directors. As further described below, if this proposal is approved, our board of directors may determine to effect the amendment to reduce the authorized stock at any time after prior to September 1, 2022, in connection with the Reverse Stock Split timing. The form of the Certificate of Amendment of the Certificate of Incorporation of Growlife, Inc. setting forth the amendment is attached to this Information Statement as Annex 3.

In connection with the ongoing operation of our business we will likely be required to issue shares of our common stock, options, awards and warrants in connection with employee benefit and incentive plans and employment arrangements, for financing our future operations, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits; however, if we implement the Reverse Split, there will be an excess of unauthorized stock. No specific issuances are currently anticipated; however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our board of directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock or other securities in connection with employee benefit and incentive plans and arrangements, the financing of our operations, the acquisition of other businesses, the establishment of joint ventures, and such other purposes as our board of directors determines.

The increase in the number of authorized shares of our common stock to a level that continues to provide a meaningful number of authorized but unreserved shares will permit our board of directors to issue additional shares of our common stock without further approval of our stockholders, and our board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Our issuance of additional shares of our common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

 Although from time to time we review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any specific transaction to date that we presently anticipate will result in a further issuance of shares of our common stock.

The DGCL expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of our company and its subsidiaries, and on the communities and geographical areas in which they operate. Our board of directors may also consider the amount of consideration being offered in relation to the then current market price for our outstanding shares of common stock and our then current value in a freely negotiated transaction. Our board of directors believes such provisions are in our long-term best interests and the long-term best interests of our stockholders.

We are subject to the Delaware control share acquisitions statute. This statute is designed to afford stockholders of public corporations in Delaware protection against acquisitions in which a person, entity or group seeks to gain voting control. With enumerated exceptions, the statute provides that shares acquired within certain specific ranges will not possess voting rights in the election of directors unless the voting rights are approved by a majority vote of the public corporation’s disinterested stockholders. Disinterested shares are shares other than those owned by the acquiring person or by a member of a group with respect to a control share acquisition, or by any officer of the corporation or any employee of the corporation who is also a director. The specific acquisition ranges that trigger the statute are: acquisitions of shares possessing one-fifth or more but less than one-third of all voting power; acquisitions of shares possessing one- third or more but less than a majority of all voting power; or acquisitions of shares possessing a majority or more of all voting power. Under certain circumstances, the statute permits the acquiring person to call a special stockholders meeting for the purpose of considering the grant of voting rights to the holder of the control shares. The statute also enables a corporation to provide for the redemption of control shares with no voting rights under certain circumstances.

Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect.  The increase in the number of authorized shares of our common stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of our common stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of our common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our certificate of incorporation or bylaws.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor. We do not intend to declare and pay dividends in the near future. In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock. Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

Your Board Recommends That Stockholders Vote FOR To amend the Company's Certificate of Incorporation to increase the authorized Common Stock shares from 240,000,000 to 750,000,000 shares

PROPOSAL 5

Ratification of the Appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2020

On October 3, 2019, the Audit Committee recommended and approved the appointment of BPM LLP as the Company’s independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the fiscal year ended December 31, 2019. The Board is seeking the stockholders’ ratification of such action and approval for the audit for the fiscal year ended December 31, 2019 and 2020.

Action by our stockholders is not required by law in connection with the appointment of the Company’s independent accountants. If the Company’s stockholders do not ratify this appointment, the appointment will be reconsidered by the Audit Committee.

SD Mayer has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. It is expected that representatives of SD Mayer will not attend the Annual Meeting and therefore will not be available to answer questions.

Dismissal of SD Mayer and Associates, LLP

On October 3, 2019, we dismissed SD Mayer and Associates, LLP as our independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee.

The SD Mayer reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of SD Mayer on the Company’s financial statements for fiscal years 2017 and 2018 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2017 and 2018 and through October 3, 2019, (i) there were no disagreements with SD Mayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to SD Mayer’s satisfaction, would have caused SD Mayer to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit Committee

On June 3, 2014, we formed an Audit Committee and appointed an audit committee financial expert as defined by SEC and as adopted under the Sarbanes-Oxley Act of 2002. Prior to this, we did not have an Audit Committee to oversee financial reporting and used external service providers to ensure compliance with the SEC requirements. The current Audit Committee has one independent director and one management director serving as chairman

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended December 31, 2020, the Audit Committee pre- approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM LLP to perform an annual audit of the Company’s financial statements for the fiscal years ended December 31, 2020 and 2019, respectively. BPM also performed a review of the Company’s financial statements for the three months ended September 30, 2019. BPM did not perform any services prior to September 30, 2019. Previously the Audit Committee engaged SD Mayer and Associates, LLP to perform a review of the Company’s financial statements for the three months ended June 30, 2019 and March 31, 2019. The following is the breakdown of aggregate fees billed for and during the last two fiscal years. The following is the breakdown of aggregate fees paid for the last two fiscal years:

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
Audit fees	$87,626	$87,450
Audit related fees	49,220	39,795
Tax fees	18,890	13,150
All other fees	-	35,971
	$155,736	$176,366

-
“Audit Fees” are fees paid for professional services for the audit of our financial statements.

-
“Audit-Related fees” are fees paid for professional services not included in the first two categories, specifically, PCAOB interim reviews for quarterly filings, and accounting consultations on matters addressed during the audit.

-
“Tax Fees” are fees primarily for tax compliance paid to S.D. Mayer in connection with filing US income tax returns.

-
“All other fees” related to the reviews of Registration Statements on Form S-1.

Your Board and the Audit Committee Recommend That Stockholders Vote

FOR

Ratification of the Appointment of BPM LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2020

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to submit a proposal to be considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, the proposal must be submitted to the Secretary of the Company (addressed to Growlife, Inc., Attn: Corporate Secretary, 11335 NE 122nd Way, Suite 105, Kirkland, WA 98034in proper form (per SEC Regulation 14A, Rule 14a-8—Stockholder Proposals) and received by the Secretary on or before May 1, 2022. If, however, the date of the 2022 Annual Meeting of Stockholders is not within 30 days before or after December 1, 2022, any stockholder proposal must be received by the Secretary of the Company a reasonable time before we begin to print and send our proxy materials.

In accordance with the provisions of the Company’s Second Amended and Restated Bylaws, any stockholder proposals for the 2022 Annual Meeting of Stockholders that are submitted outside the processes of Rule 14a-8 (i.e., proposals that are not submitted for inclusion in the Company’s proxy statement) will be considered untimely if they are received by the Secretary of the Company after December 31, 2021. If, however, the date of the 2022 Annual Meeting of Stockholders is not within 30 days before or after December 1, 2022, any such proposal will be considered untimely if it is received (i) after the date that is 45 days prior to the date of the 2022 Annual Meeting of Stockholders (if at least 60 days’ advance notice of the meeting is given to stockholders), or, if less than 60 days’ advance notice is given to stockholders, (ii) after the date that is 15 days after the date on which notice of the 2022 Annual Meeting of Stockholders is given to stockholders.

OTHER BUSINESS

The Company’s management does not know of any other matter to be presented for action at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

INCORPORATION BY REFERENCE OF ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC, accompanies this Proxy Statement. Any exhibit to the Form 10-K will be made available, free of charge, upon written request. Written requests should be addressed to Growlife, Inc., Attn: Investor Relations, 11335 NE 122nd Way, Suite 105, Kirkland, WA 98034. Copies of these documents may also be accessed electronically via the SEC’s website at http://www.sec.gov. The Company’s Form 10-K is not part of these proxy solicitation materials.

Michael E. Fasci
Secretary
Kirkland, WA
September 24, 2021

Annex 1
GROWLIFE, INC.

SECOND AMENDED AND RESTATED 2017 STOCK INCENTIVE PLAN

1.
Definitions. In the Plan, except where the context otherwise indicates, the following definitions shall apply:

1.1.
“Affiliate” means a corporation, partnership, business trust, limited liability company or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity, designated by the Committee, in which the Company has a significant interest.

1.2.
“Agreement” means a written agreement or other document evidencing an Award that shall be in such form as the Committee may specify. The Committee in its discretion may, but not need, require a Participant to sign an Agreement.

1.3.
“Award” means a grant of an Option, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock-Based Award.

1.4.
“Board” means the Board of Directors of the Company.

1.5.
“Code” means the Internal Revenue Code of 1986, as amended.

1.6.
“Committee” means the Compensation Committee of the Board or such other committee(s) appointed by the Board to administer the Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to Non-Employee Directors and administering the Plan with respect to those Awards, unless the Board determines otherwise.

1.7.
“Common Stock” means the Company’s common stock, par value $0.0001 per share.

1.8.
“Company” means GrowLife, Inc., and any successor thereto.

1.9.
“Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7.1.

1.10.
“Date of Grant” means the date on which an Award is granted under the Plan.

1.11.
“Eligible Person” means any person who is (a) an Employee (b) a Non-Employee Director or (c) a consultant or independent contractor to the Company or an Affiliate.

1.12.
“Employee” means any individual determined by the Committee to be an employee of the Company or an Affiliate.

1.13.
“Exercise Price” means the price per Share at which an Option may be exercised.

1.14.
“Fair Market Value” means an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose, or, unless otherwise determined by the Committee, if the Common Stock is traded on a securities exchange or automated dealer quotation system, fair market value shall be the last sale price for a Share, as of the relevant date, on such securities exchange or automated dealer quotation system as reported by such source as the Committee may select; provided, however, that in the case of an Option, in all events Fair Market Value shall be determined pursuant to a method permitted by Section 409A of the Code for determining the fair market value of stock subject to a nonqualified stock option that does not provide for a deferral of compensation within the meaning of Section 409A of the Code.

1.15.
“Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code.

1.16.
“Non-Employee Director” means any member of the Board, or of an Affiliate’s board of directors, who is not an Employee.

1.17.
“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

1.18.
“Option” means an option to purchase Shares granted pursuant to Section 6.

1.19.
“Option Period” means the period during which an Option may be exercised.

1.20.
“Other Stock-Based Award” means an Award granted pursuant to Section 12.

1.21.
“Participant” means an Eligible Person who has been granted an Award.

1.22.
“Performance Award” means a performance award granted pursuant to Section

1.23.
“Performance Goals” means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Committee.

1.24.
“Plan” means this GrowLife, Inc. Second Amended and Restated 2017 Stock Incentive Plan, as amended from time to time.

1.25.
“Restricted Stock” means Shares granted pursuant to Section 8.

1.26.
“Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 9.

1.27.
“Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan.

1.28.
“Share” means a share of Common Stock.

1.29.
“Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

2. Purpose. The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company and its Affiliates.

3. Administration. The Committee shall administer the Plan and shall have plenary authority, in its discretion, to grant Awards to Eligible Persons, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the Eligible Persons to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the period during which Options may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted thereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee may delegate its authority under this Section 3 and the terms of the Plan to such extent it deems desirable and is consistent with the requirements of applicable law.

4. Eligibility. Awards may be granted only to Eligible Persons; provided that (a) Incentive Stock Options may be granted only Eligible Persons who are Section 422 Employees; and (b) Options may be granted only to persons with respect to whom Shares constitute stock of the service recipient (within the meaning of Section 409A of the Code and the applicable Treasury Regulations thereunder).

5.    Stock Subject to Plan. Subject to adjustment as provided in Section 13, (a) the maximum number of Shares that may be issued under the Plan is seventy five million (75,000,000) shares, provided that no more than seven million five hundred thousand (7,500,000) shares may be issued pursuant to Awards that are not Options, and (b) the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan during a fiscal year is seven million five hundred thousand (7,500,000) shares. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise.

5.1. If an Option expires or terminates for any reason without having been fully exercised or is surrendered pursuant to Section 6.4, if shares of Restricted Stock are forfeited, or if Shares covered by a Performance Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards; provided, however, that in the case of Shares that are withheld to pay withholding taxes with respect to an Award, no such withheld Shares shall again be available for the grant of Awards hereunder.

6.
Options.

6.1. Options granted under the Plan to Eligible Persons shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees on the Date of Grant. Each Option granted under the Plan shall be identified as either a Nonqualified Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year (under all plans of the Company and any parent or subsidiary corporation) exceeds USD $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6.1, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares was granted. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. The Committee, in its discretion, may condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals.

6.2. The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant.

6.3. The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement; provided that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

6.4. To the extent provided in an Agreement, a Participant may surrender to the Company an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Company (other than required tax withholding amounts), that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (a) the Fair Market Value on the date of surrender over (b) the Exercise Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.
Exercise of Options.

7.1. Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by (a) a full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option. To the extent provided in the applicable Agreement, payment may be made by (a) delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for at least six months, or such other period, if any, as may be required by the Committee), valued at Fair Market Value on the Date of Exercise or (b) delivery of a promissory note as provided in Section 7.2.

7.2. To the extent provided in the applicable Agreement and permitted by applicable law, the Committee may accept as payment of all or a portion of the Exercise Price a promissory note executed by the Participant evidencing the Participant’s obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 7.2 shall (a) be secured by a pledge of the Shares received upon exercise of the Option, (b) bear interest at a rate fixed by the Committee, and (c) contain such other terms and conditions as the Committee may determine in its discretion.

8. Restricted Stock Awards. Each grant of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

9. Restricted Stock Unit Awards. Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including without limitation, terms that condition the issuance of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals.

10. Performance Awards. Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash and/or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals, and (b) contains such other terms and conditions as may be determined by the Committee. For purposes of Section 5.1(b) hereof, a Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a fiscal year shall not exceed $250,000.

11. Dividends and Dividend Equivalents. The terms of an Award may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee.

12. Other Stock-Based Awards. The Committee may in its discretion grant stock-based awards of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals.

13. Capital Events and Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, spin-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall provide for a substitution for or adjustment in (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan and
(d) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in Section 5.1(b).

14. Termination or Amendment. The Board may amend or terminate the Plan in any respect at any time; provided, however, that, after the Plan has been approved by the stockholders of the Company, the Board shall not amend or terminate the Plan without approval of
(a) the Company’s stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Award granted prior to the date of such amendment or termination.

15.
Modification, Substitution of Awards.

15.1. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award and (b) subject to Section 13, in no event may (i) an Option be modified to reduce the Exercise Price of the Option, or (ii) an Option be cancelled or surrendered in consideration for the grant of a new Option with a lower Exercise Price.

15.2. Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under the Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or an Affiliate. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards shall not be counted toward the Share limit imposed by Section 5.1(b), except to the extent the Committee determines that counting such Awards is required in order for Awards granted hereunder to be eligible to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

15.3. Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party, the Committee shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of Participants’ rights under the Plan and Awards granted hereunder, and may, in its discretion, cause any Award granted hereunder to be canceled in consideration of a cash payment equal to the fair value of the canceled Award, as determined by the Committee in its discretion. Unless the Committee determines otherwise, the fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option.

16. Foreign Employees. Without amendment of the Plan, the Committee may grant Awards to Eligible Persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgement of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or any Affiliate operates or has employees.

17. Stockholder Approval. The Plan, and any amendments hereto requiring stockholder approval pursuant to Section 14, are subject to approval by vote of the stockholders of the Company at an annual or special meeting of the stockholders within twelve (12) months of the date of its adoption by the Board.

18. Withholding. The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by one or any combination of the following means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares.

19. Term of Plan. Unless sooner terminated by the Board pursuant to Section 14, the Plan shall terminate on the date that is ten years after the earlier of that date that the Plan is adopted by the Board or approved by the Company’s stockholders, and no Awards may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.

20. Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board or Committee, members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

21.
General Provisions.

21.1. The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate.

21.2. Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same.

21.3. The interests of any Eligible Person under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except to the extent provided in an Agreement.

21.4. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles.

21.5. The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

21.6. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying, to the Board’s or Committee’s complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Committee.

21.7. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.8. Notwithstanding any other provision of the Plan to the contrary, to the extent any Award (or a modification of an Award) under the Plan results in the deferral of compensation (for purposes of Section 409A of the Code), the terms and conditions of the Award shall comply with Section 409A of the Code.

ANNEX 2

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of GROWLIFE, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, That upon the effectiveness of this Certificate of Amendment, Article FOURTH of the Certificate of Incorporation, is hereby amended by adding the following two paragraphs as the last two paragraphs of such Article FOURTH:

“Reverse Split: Effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[ ] reverse stock split of the Corporation’s common stock,
$0.0001 par value per share (the “Common Stock”), shall become effective, pursuant to which each [ ] shares of Common Stock issued or outstanding immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, each resulting fractional share shall be rounded up to the nearest whole share of Common Stock.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified; provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on this day of , 20__.

By:

Marco Hegyi, Chief Executive Officer

ANNEX 3

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of GROWLIFE, INC. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by striking out the first paragraph of the Article thereof numbered "FOURTH" and by substituting in lieu of said first paragraph the following new first paragraph of the Fourth Article:

“The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is 750,000,000 shares, of which 740,000,000 shares shall be classified as common stock, $0.0001 par value per share (“Common Stock”), and 10,000,000 shares shall be classified as preferred stock, $0.0001 par value per share (“Preferred Stock”), issuable in series as may be provided from time to time by resolution of the Board of Directors.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on this  day of , 2021.

By:
Marco Hegyi, Chief Executive Officer

GROWLIFE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 5, 2021 AT 12:00 PM PDT
The undersigned hereby revokes all appointments of proxies previously given and appoints Marco Hegyi and Michael E. Fasci (the “Proxies”), or any substitutes appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Common Stock of GROWLIFE, INC. (the “COMPANY”) held of record by the undersigned on September 20, 2021, at the Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held at 895 Dove Street, Suite 300, Newport Beach, CA 92660 on November 5, 2021 at 12:00 PM PDT, and at any postponements or adjournments of the Annual Meeting.

I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1, “FOR” in the case of Proposal 2, “FOR” in the case of Proposal 3, “FOR” in the case of Proposal 4 and “FOR” in the case of Proposal 5. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Company’s proxy tabulator, West Coast Stock Transfer, Inc., or the Company’s Corporate Secretary, a written instrument revoking it or by submitting a duly executed written or telephonic or Internet appointment of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

GROWLIFE, INC. c/o WCST PROXY SERVICES 721 N VULCAN AVE STE 106 ENCINITAS CA 92024

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)
VOTING INSTRUCTIONS
Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting we ask that you appoint the Proxies to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
TELEPHONE:	(619) 664-4780
INTERNET:	https://www.westcoaststocktransfer.com/proxy-phot/
CONTROL NUMBER:

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your “Control Number” printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet or via telephone, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet or telephone only until 11:59 p.m. EDT on November 4, 2021, which is the day before the Annual Meeting date.

ANNUAL MEETING OF THE STOCKHOLDERS OF GROWLIFE, INC.	ANNUAL MEETING OF THE STOCKHOLDERS OF GROWLIFE, INC.
0CONTROL NUMBER: 0 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	00CONTROL NUMBER: 0
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
Proposal 1	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	Proposal 1
To elect the three (3) directors nominated by our Board of Directors as set forth in the Proxy Statement:	☐
Marco Hegyi		☐	☐
Michael E. Fasci		☐	☐
Thom Kozik		☐	☐
Proposal 2	FOR	AGAINST	ABSTAIN	Proposal 2
To adopt the Growlife, Inc. Second Amended and Restated 2017 Stock Incentive Plan	☐	☐	☐
Proposal 3	FOR	AGAINST	ABSTAIN	Proposal 3
To approve a reverse stock split of not less than 1 for 10, and not more than 1 for 150 to be determined in the discretion of our board of directors.	☐	☐	☐
Proposal 4	FOR	AGAINST	ABSTAIN	Proposal 4
To amend the Company’s Certificate of Incorporation to increase the authorized common shares from 240,000,000 to 750,000,000 shares.	☐	☐	☐
Proposal 5	FOR	AGAINST	ABSTAIN	Proposal 5
To ratify the appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2020	☐	☐	☐
Proposal 6				Proposal 6
To transact such other business that may properly come before the Annual Meeting and at and adjournments thereof.

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders to be
held November 5, 2021.
The proxy statement and our 2020 Annual Report to
Stockholders are available at

http://www.westcoaststocktransfer.com/proxy-phot/

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
________________________________________

________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

___________________________________
(Print Name of Stockholder and/or Joint Tenant)

___________________________________
(Print Name of Stockholder and/or Joint Tenant)